SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                   -----------------------

                           FORM 8-K


                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)February 11,
                            1998



                      Response USA, INC.

         Exact name of registrant as specified in charter


          Delaware               0-20770         52-1441922
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(State or other jurisdiction  (Commission     (IRS Employer)
           of incorporation)        File Number)
Identification No.)


    11-H Princess Road, Lawrenceville, NJ            08648
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  (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number,
        including area code           (609) 896-4500
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    -----------------------------------------------------
    (Former name or former address, if changed since last
                           report)


Item 2.     Acquisitions or Disposition of Assets

          On February 11, 1998, Response USA, Inc. (the "Company") completed the acquisition (the "Acquisition") of substantially all of the assets of Triple A Security Systems, Inc., a Pennsylvania corporation ("Triple A"). Triple A is engaged in the monitoring, sale, installation and maintenance of residential and commercial security systems, principally in northeastern Pennsylvania. In consideration of the Acquisition, the Company paid Triple A an aggregate of $14,011,709, consisting of $10,000,000 in cash, 460,781 shares of the Company's Common Stock, valued at $2,995,073, and assumed certain liabilities in the amount of $1,016,636. In connection with the Acquisition, the Company entered into an employment agreement with Robert L. May, the sole stockholder and director of Triple A, pursuant to which Mr. May will become the Executive Vice President of the Company. Mr. May had been elected as a director of the Company in December 1997 following the execution of the Asset Purchase Agreement between Triple A and the Company with respect to the Acquisition. The purchase price of the Acquisition was based upon the monthly recurring revenue of Triple A and the Company used a portion of the net proceeds from the Company's recent public offering of Common Stock to fund the cash portion of the Acquisition. The above description of the Acquisition is incomplete and is qualified in its entirety by reference to the copy of the agreement incorporated by reference as Exhibit 4 hereto.

          On February 11, 1998, the Company completed the acquisition of all of the outstanding capital stock of The Jupiter Group, Inc. d/b/a Triple A Patrol, a Pennsylvania corporation ("Triple A Patrol"), in exchange for 161,051 shares of the Company's Common Stock, valued at $1,046,828 to the former stockholders of Triple A Patrol. Triple A
Patrol is engaged in the business of providing routine patrol of a subscriber's premises and neighborhood, response to alarm activations and other services. Mr. May is the holder of 80% of the capital stock of Triple A Patrol. The purchase price of Triple A Patrol was based upon a multiple of the monthly revenue for contracted guard services by Triple A Patrol.


Item 5.   Other Events

          On February 11, 1998, the Company entered into an Amended and Restated Loan and Security Agreement with Mellon Bank, N.A. (the "Lender"), pirsuant to which the Company's existing credit facility with the Lender was increased from $15,500,000 to $18,000,000. The above description of the Amended and Restated Loan and Security Agreement is incomplete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 5 annexed hereto.


Item 7.   Financial Statements, Pro Forma Financial
Information and               Exhibits

          (a)  Financial Statements of business acquired.

          In accordance with Item 7(a) of Form 8-K, incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal ended June 30, 1997, as amended by Form 10-KSB/A, as Exhibit 1 are the historical financial statements of Triple A Security Systems Inc. for the fiscal years ended December 31, 1996 and December 31, 1995.

          In accordance with Item 7(a) of Form 8-K, incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal ended June 30, 1997, as amended by Form 10-KSB/A, as Exhibit 2 are the historical financial statements of The Jupiter Group, Inc. for the fiscal years ended December 31, 1996 and December 31, 1995.

          (b)  Pro Forma Financial Information.

          In accordance with Item 7(b) of Form 8-K, incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal ended June 30, 1997, as amended by Form 10-KSB/A, as Exhibit 3 are the unaudited pro forma financial statements of the Company giving effect to the acquisitions of Triple A Security Systems, Inc. and The
Jupiter Group, Inc.

          (c)  Exhibits

          1.   Audited Financial Statements of Triple A
Security Systems, Inc. for the fiscal years ended December
31, 1996 and December 31, 1995.(1)

          2.   Audited Financial Statements of The Jupiter
Group, Inc. for the fiscal years ended December 31, 1996 and December 31, 1995.(1)

          3. Pro forma consolidated financial information of the Company and its subsidiaries as of September 30, 1997, and the three months ended September 30, 1997 and the year ended June 30, 1997.(1)

          4. Asset Purchase Agreement between the Company and Triple A Security Systems, Inc. dated as of October 1,
1997.(1)

          5.   Amended and Restated Loan and Security
Agreement with Mellon Bank, N.A. dated as of February 11,
1998.

______________________
(1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal ended June 30, 1997, as amended by Form 10-KSB/A.


                        EXHIBIT INDEX

     1.   Audited Financial Statements of Triple A Security
Systems, Inc. for the fiscal years ended December 31, 1996
and December 31, 1995.(1)

     2.   Audited Financial Statements of The Jupiter Group,
Inc. for the fiscal years ended December 31, 1996 and December 31, 1995.(1)

     3. Pro forma consolidated financial information of the Company and its subsidiaries as of September 30, 1997, and the three months ended September 30, 1997 and the year ended June 30, 1997.(1)

     4.   Asset Purchase Agreement between the Company and
Triple A Security Systems, Inc. dated as of October 1,
1997.(1)

     5. Amended and Restated Loan and Security Agreement with Mellon Bank, N.A. dated as of February 11, 1998.


_________________________
(1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal ended June 30, 1997, as amended by Form 10-KSB/A.



                          SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESPONSE USA, INC.
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                                    (registrant)


Dated: February 19, 1998         By:/s/RICHARD M. BROOKS
                                 -----------------------
                                 Richard M. Brooks,
                                 President